UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 20, 2020

CHUBB LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 24.15 per share	CB	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

    Emerging growth company    ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“annual general meeting”) held on May 20, 2020, the Company’s shareholders approved an amendment to Article 6(a) of the Articles of Association to authorize the Company’s Board of Directors to increase the Company’s share capital within two years following the 2020 annual general meeting to a maximum amount equal to CHF 4,830,000,000, which amount would be divided into 200,000,000 shares. In connection therewith, the amendment limits or withdraws the shareholders’ pre-emptive rights in specified and limited circumstances, all as further described in the Company’s 2020 Proxy Statement under the heading “Agenda Item 9: Amendment to the Articles of Association Relating to Authorized Share Capital for General Purposes”. The Company’s amended Articles of Association containing the amendment will become effective upon registration with the Commercial Register of the Canton of Zurich, Switzerland (“Swiss Commercial Register”). Subject to the subsequent approval by the Swiss Federal Commercial Register Office, the effective date of such registration is expected to be on or about May 22, 2020.

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

At the Company’s 2020 annual general meeting, the Company’s shareholders also prospectively approved an amendment to Article 3(a) of the Company’s Articles of Association in conjunction with their approval of a share capital reduction, all as further described in the Company’s 2020 Proxy Statement under the heading “Agenda Item 10: Reduction of Share Capital”. Subject to publication of three notices to creditors and a subsequent two-month waiting period in accordance with Swiss law, and registration with the Swiss Commercial Register, the share capital reduction and amended Article 3(a) of the Articles of Association will become effective. The amended Articles of Association of the Company reflecting the share capital reduction will be filed with the SEC upon effectiveness.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting on May 20, 2020 pursuant to notice duly given. The agenda items submitted at the annual general meeting were passed. The matters voted upon at the meeting and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Company’s 2020 Proxy Statement under the headings “What vote is required to approve each agenda item?” and “What is the effect of broker non-votes and abstentions?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2019

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

403,653,183	858,491	881,624	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

404,870,481	240,403	282,414	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

404,794,782	357,117	241,399	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

377,464,549	485,787	1,514,810	25,117,734

The voting results for Agenda Item 3 exclude shares held by the Company’s directors, nominees and executive officers, who are not permitted by Swiss law to vote their shares on the discharge of the Board of Directors.

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the year ending December 31, 2020

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

393,636,892	11,588,432	167,974	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the year ending December 31, 2020

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

388,930,819	16,294,326	168,153	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

404,788,963	405,955	198,380	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

368,120,776	11,458,501	696,287	25,117,734

5.2	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

376,906,085	3,210,711	158,768	25,117,734

5.3	Election of Sheila P. Burke as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

379,277,583	858,829	139,152	25,117,734

5.4	Election of James I. Cash as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

378,917,764	1,206,034	151,766	25,117,734

5.5	Election of Mary Cirillo as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

364,654,738	15,483,417	137,409	25,117,734

5.6	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

368,624,286	11,487,546	163,732	25,117,734

5.7	Election of John A. Edwardson as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

371,036,075	9,074,243	165,246	25,117,734

5.8	Election of Robert J. Hugin as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

379,373,722	736,427	165,415	25,117,734

5.9	Election of Robert W. Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

378,469,044	1,646,923	159,597	25,117,734

5.10	Election of Eugene B. Shanks, Jr. as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

378,914,461	1,192,394	168,709	25,117,734

5.11	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

377,851,054	2,251,732	172,778	25,117,734

5.12	Election of David H. Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

379,106,726	1,007,133	161,705	25,117,734

5.13	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

379,056,592	1,048,746	170,226	25,117,734

5.14	Election of Frances F. Townsend as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

377,793,950	2,332,716	148,898	25,117,734

6.	Election of Evan G. Greenberg as the Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

285,464,495	93,903,528	907,541	25,117,734

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

368,878,901	10,979,048	417,615	25,117,734

7.2	Election of Mary Cirillo as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

363,227,899	16,663,135	384,530	25,117,734

7.3	Election of John A. Edwardson as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

370,142,388	9,722,231	410,945	25,117,734

7.4	Election of Frances F. Townsend as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

372,924,544	7,170,644	180,376	25,117,734

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

404,875,460	213,740	304,098	0

9.	Amendment to the Articles of Association relating to authorized share capital for general purposes

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

361,930,761	43,134,510	328,027	0

10.	Reduction of share capital

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

404,427,159	506,195	459,944	0

11.1	Compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

378,156,549	847,154	1,271,861	25,117,734

11.2	Compensation of Executive Management for the next calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

370,187,115	8,799,604	1,288,845	25,117,734

12.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

316,414,426	63,577,824	283,314	25,117,734

Item 9.01.     Financial Statements and Exhibits

(d)                  Exhibits

Exhibit Number	Description
3.1	Articles of Association of the Company as amended

4.1	Articles of Association of the Company as amended (Incorporated by reference to Exhibit 3.1)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 20, 2020